AMENDMENT NO. 1
TO Series A Convertible Preferred
Stock Purchase Agreement

March 14, 2016

This Amendment No. 1 (this “Amendment”) to that certain Series A Convertible Preferred Stock Purchase Agreement, dated March 10, 2016 (the “Agreement”), by and among Solazyme, Inc., a Delaware corporation (the “Company”), and each of those persons and entities whose names are set forth on Schedule A to the SPA (collectively, the “Purchasers,” and, together with the Company, the “Parties”), is entered into as of the date first written above. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

RECITALS

WHEREAS, the Parties desire to amend the Agreement and the form of Certificate of Designations, which is attached as Exhibit A to the Agreement, before filing the Certificate of Designations with the Secretary State of Delaware, to provide that the right of the holders of shares of Series A Preferred Stock to nominate a member of the Company’s Board of Directors to be included in the Company’s slate for future stockholder meetings shall require that the outstanding shares of Series A Preferred Stock represent greater than 5.00% of the Company’s Total Voting Power (as defined in the Certificate of Designations);

NOW, THEREFORE, pursuant to Section 8.01 of the Agreement and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

Section 1.    Amendment.
Section 7(d) of the Certificate of Designations is amended in its entirety to read as follows:

“(d)     For so long as the outstanding shares of Series A Preferred Stock represent at least 5.00% in the aggregate of the Total Voting Power, the holders of shares of Series A Preferred Stock, by the vote or written consent of the holders of a majority in voting power of the outstanding shares of the Series A Preferred Stock (which calculation, for the avoidance of doubt, shall exclude any shares held in treasury by the Corporation or any of its subsidiaries), shall have the right to designate one (1) member to the Board to be included in management’s slate of directors in future stockholder meetings; provided that such individual is reasonably acceptable to the Board then constituted.”

Section 2.    Effect of Amendment. Except as amended and set forth above, the Agreement shall continue in full force and effect.

Section 3.    Counterparts. This Amendment may be executed in any number of counterparts, each of which will be deemed an original, and all of which together shall constitute one instrument.

IN WITNESS WHEREOF, the undersigned have executed this Amendment
No. 1 to the Series A Convertible Preferred Stock Purchase Agreement.

Date: 3/14/16

SOLAZYME, INC.
By:	/s/ Jonathan Wolfson
Name: Jonathan Wolfson
Title: Chief Executive Officer

[Signature Page to Amendment No. 1 to Stock Purchase Agreement]

IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 1 to the Series A Convertible Preferred Stock Purchase Agreement.

Date: March 15, 2016

Acre Venture Partners, L.P.
By:	/s/ Gareth Asten
Name: Gareth Asten
Title: Managing Partner

Artis Ventures II, LP
By:	/s/ Robert Riemer
Name: Robert Riemer
Title: Chief Operating Officer of the General Partner, Artis Ventures Management II, L.P.

BM Partners
By:	/s/ Phil Belling
Name: Phil Belling
Title: Partner

Date: March 14, 2016

Glenhill Capital Advisors, LLC
As Investment Manager for and on behalf of:
Glenhill Capital Overseas Master Fund LP
Glenhill Long Fund LP
By:	/s/ Glenn J. Krevlin
Name: Glenn J. Krevlin
Title: President and Chief Executive Officer

[Signature Page to Amendment No. 1 to Stock Purchase Agreement]

Glenn J. Krevlin, Trustee of the Glenn J. Krevlin Revocable Trust dated July 25, 2007
By:	/s/ Glenn J. Krevlin
Name: Glenn J. Krevlin
Title: Trustee

Simon Algae Investors, LLC
By:	/s/ Stephen H. Simon
Name: Stephen H. Simon
Title: Manager

Individuals

By:	Alexander Bernstein
Name: Alexander Bernstein

By:	Jack Davis
Name: Jack Davis

Jane Tranen Leyrer UTMA
By:	/s/ David T. Leyrer
Name: David T. Leyrer
Title: Trustee

Remy Tranen Leyrer UTMA
By:	/s/ David T. Leyrer
Name: David T. Leyrer
Title: Trustee

Powerplant Ventures, L.P.
By:	/s/ Mark Rampolla
Name: Mark Rampolla
Title: Partner

[Signature Page to Amendment No. 1 to Stock Purchase Agreement]

VMG Partners III, L.P.
By: VMG Partners III GP, L.P., its general partner
By: VMG Partners III GP, LLC, its general partner
By:	/s/ Michael L. Mauze
Name: Michael L. Mauze
Title: Managing Director

By:	/s/ Kara M. Roell
Name: Kara M. Roell
Title: Managing Director

VMG Partners Mentors Circle III, L.P.
By: VMG Partners III GP, L.P., its general partner
By: VMG Partners III GP, LLC, its general partner
By:	/s/ Michael L. Mauze
Name: Michael L. Mauze
Title: Managing Director

By:	/s/ Kara M. Roell
Name: Kara M. Roell
Title: Managing Director

[Signature Page to Amendment No. 1 to Stock Purchase Agreement]